  Hartford
  Money Market Fund, Inc.

  ----------------------------------------
         Annual Report

         December 31, 1996

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS

 Dear Shareholders,

 Although 1996 began and ended with the same "slow growth/low inflation" forecast, perceptions about the rate of economic growth and how it would affect the direction of Federal Reserve policy shifted rapidly during the year. Over the first six months of the year, bonds bore the brunt of shifting expectations. Prices tumbled as economic growth accelerated and inflation fears intensified. Stock investors, anticipating that a stronger economy could lead to stronger earnings, disregarded rising interest rates and pushed the major stock indexes to a series of new all-time highs. But even stocks proved vulnerable in July, giving up the bulk of their first half gains as interest rates moved above 7% and earnings forecasts were reduced. Then sharply slower third quarter growth reversed the downward trend in bonds and rekindled the rally in stocks. For the full year, stocks, as measured by the S&P 500, returned just under 23% as cash flows into stock mutual funds shattered previous records. Bonds, as measured by the Lehman Aggregate Bond Index, more than made up for earlier losses, finishing the year with a positive return of better than 3.5%. But progress was far from even among market sectors. In general, high quality, large-cap stocks did the best. In the bond market, mortgage-backed and asset-backed securities outperformed government and corporate issues. In contrast to stocks, lower quality issues were the best performers within the corporate bond sector.

 Volatility was the order of the day in the credit markets as well. Although rates on one-year Treasury Bills only increased 34 basis points from 5.14% to 5.48% between year-end 1995 and year-end 1996, they fluctuated considerably over the course of the year. Right after the Federal Reserve relaxed interest rates at the end of January 1996, the Treasury Bill rate dropped as low as 4.78% before peaking at 5.96% on July 8. The Federal Reserve continues to show restraint, exhibiting a neutral policy stance. The markets, on the other hand, look as if they will keep trading on the economic releases, often treating each bit of monthly data as if it were the beginning of a trend. Accordingly, we expect continued volatility in the credit markets as 1997 unfolds.

                      [LOGO]                            [LOGO]
          Lowndes A. Smith                         Joseph H. Gareau
              CHAIRMAN                                PRESIDENT

--------------------------------------------------------------------------------
 HARTFORD MONEY MARKET FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                             AMORTIZED                                                AMORTIZED
PRINCIPAL                                     COST AND   PRINCIPAL                                    COST AND
  AMOUNT                                       VALUE       AMOUNT                                       VALUE
----------                                  ------------ ----------                                  -----------
COMMERCIAL PAPER -- 82.2%                                CORPORATE NOTES -- 4.4%

$  500,000  Abbey National North America
              5.32% due 03/11/97..........   $ 494,902
   500,000  American Home Products Corp.
              5.33% due 01/24/97..........     498,297
   410,000  Aristar, Inc.
              5.42% due 02/07/97..........     407,716
   500,000  Bankers Trust Corp.
              5.29% due 05/30/97..........     489,053
   500,000  BFCE U.S. Finance Corp.
              5.36% due 01/07/97..........     499,553
   500,000  Countrywide Home Loan
              5.44% due 01/13/97..........     499,093
   500,000  General Signal Corp.
              5.35% due 01/15/97..........     498,960
   500,000  Goldman Sachs Group L.P.
              5.31% due 03/03/97..........     495,501
   500,000  Johnson Controls, Inc.
              5.37% due 01/23/97..........     498,359
   500,000  MCI Communications Corp.
              5.30% due 02/20/97..........     496,319
   500,000  Merrill Lynch & Co., Inc.
              5.32% due 01/21/97..........     498,522
   500,000  National Fuel Gas
              5.35% due 02/12/97..........     496,879
   500,000  Nordbanken North America
              5.38% due 02/28/97..........     495,666
   500,000  NYNEX Corp.
              5.43% due 03/18/97..........     494,268
   500,000  Pacific Dunlop Ltd.
              5.54% due 01/08/97..........     499,461
   500,000  PHH Corp.
              5.37% due 01/31/97..........     497,763
   500,000  Sanwa Business Credit
              5.40% due 01/15/97..........     498,950
   500,000  Sears Roebuck Acceptance Corp.
              5.32% due 03/19/97..........     494,311
   500,000  Westpac Capital Corp.
              5.38% due 02/07/97..........     497,235
                                            -----------
                                            $9,350,808
                                            -----------

$  500,000  General Motors Acceptance
              Corp.
              5.72% due 04/11/97..........  $  500,278
                                            -----------
REPURCHASE AGREEMENT -- 11.4%
 1,296,000  Interest in $108,163,000 joint
              repurchase agreement dated
              12/31/96 with State Street
              Bank 6.70% due 01/02/97;
              maturity amount $1,296,482;
              (Collateralized by
              $53,860,000 U.S. Treasury
              note 7.5% due 02/15/05 and
              $54,303,000 U.S. Treasury
              Note 8.875% due 08/15/17)...   1,296,000
                                            -----------
            Total short-term securities...  $11,147,086
                                            -----------
                                            -----------

DIVERSIFICATION OF ASSETS:
Total investment in securities
  (identified cost $11,147,086)*.............   98.0%   $11,147,086
Excess of cash and receivables over
  liabilities................................    2.0%       234,151
                                               ------   ------------
Net assets applicable to $1.00 per share
  based on 11,381,237 shares outstanding.....  100.0%   $11,381,237
                                               ------   ------------
                                               ------   ------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  500,000,000 shares; outstanding 11,381,237
  shares.............................................   $ 1,138,124
Capital surplus......................................    10,243,113
                                                        ------------
Net assets, applicable to shares outstanding.........   $11,381,237
                                                        ------------
                                                        ------------

* Aggregate cost for Federal income tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------
 Hartford Money Market Fund, Inc.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
  Interest..................................................  $716,025
                                                              --------
EXPENSES:
  Shareholder accounting services...........................    96,999
  Investment advisory services..............................    32,759
  Registration fees.........................................    31,248
  Administration fees.......................................    23,589
  Custodian fees............................................    17,570
  Board of directors fees...................................        94
  Other.....................................................     5,754
                                                              --------
    Total expenses..........................................   208,013
                                                              --------
  Net investment income.....................................   508,012
                                                              --------
  Net increase in net assets resulting from operations......  $508,012
                                                              --------
                                                              --------

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                  YEAR ENDED            YEAR ENDED
                                                               DECEMBER 31, 1996     DECEMBER 31, 1995
                                                              -------------------   -------------------
OPERATIONS:
  Net investment income.....................................     $    508,012          $    567,107
                                                              -------------------   -------------------
  Net increase in net assets resulting from operations......          508,012               567,107
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income.....................................         (508,012)             (567,107)
CAPITAL SHARE TRANSACTIONS (AT NET ASSET VALUE OF $1.00 PER
 SHARE):
  Proceeds from fund shares sold............................       33,489,406            33,634,110
  Net asset value of fund shares issued upon reinvestment of
   dividends................................................          505,156               564,345
  Cost of fund shares redeemed..............................      (34,701,993)          (33,793,519)
                                                              -------------------   -------------------
  Net (decrease) increase in net assets resulting from
   capital share transactions...............................         (707,431)              404,936
                                                              -------------------   -------------------
  Total (decrease) increase in net assets...................         (707,431)              404,936
NET ASSETS:
  Beginning of period.......................................       12,088,668            11,683,732
                                                              -------------------   -------------------
  End of period.............................................     $ 11,381,237          $ 12,088,668
                                                              -------------------   -------------------
                                                              -------------------   -------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

 1.  ORGANIZATION:

    Hartford Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund was organized under the laws of the State of Maryland in February 1982, and commenced operations in June 1982. The Fund seeks a high level of current income consistent with liquidity and preservation of capital through investments in the obligations of the U.S. Government and its agencies, money market instruments, corporate bonds, notes and other debt instruments.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION--Investments are valued at amortized cost, which approximates fair market value. Under the amortized cost method of valuation, an instrument is valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount.

    c) REPURCHASE TRANSACTIONS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price.

       At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Security(ies) which serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest which approximates fair market value.

       In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 125, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES. This Statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Under the provisions of SFAS No. 125, transfers of certain financial assets, such as repurchase agreements, are required to be accounted for as sales if control, as defined, over those assets has been surrendered by the transferor. The Statement also requires collateral under repurchase agreements and securities lending transactions to be separately classified by the debtor and recognized as an asset by the creditor in the respective financial statements if certain conditions are met. SFAS No. 125 is effective for transfers of financial assets occurring after December 31, 1996, except for certain transfers for which the effective date has been delayed to January 1, 1998 by SFAS No. 127, DEFERRAL OF THE EFFECTIVE DATE OF CERTAIN PROVISIONS OF FASB STATEMENT NO. 125, issued by the FASB in December 1996. Management does not believe the adoption of this new accounting standard will have a material impact on the financial position or future results of operations of the Fund.

    d) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, together with other affiliated entities, may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (HIMCO), an affiliate. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    e) FEDERAL INCOME TAXES--For Federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income to its shareholders and otherwise complying with the requirements for regulated investment companies. Accordingly, no provision for Federal income taxes has been made.

--------------------------------------------------------------------------------
 HARTFORD MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996

    f) FUND SHARE VALUATION AND DIVIDEND DISTRIBUTION TO SHAREHOLDERS--Fund shares are sold and redeemed on a continuing basis at net asset value. Interest income and expenses are accrued on a daily basis. The Fund's net asset value per share is determined as of 4:00 p.m., Eastern Standard Time, on days the New York Stock Exchange is open for trading. The Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net realized gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

    g) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates and assumptions.

 3.  INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS:

    a) INVESTMENT ADVISORY AGREEMENT-- HIMCO, a wholly-owned subsidiary of Hartford Life Insurance Company (HL), serves as investment adviser to the Fund pursuant to an agreement approved by the Board of Directors and shareholders.

       Under the terms of the agreement, HIMCO is compensated at a maximum annual fee of .25% of the Fund's average daily net assets.

    b) ADMINISTRATIVE SERVICES AGREEMENT--HL provides administrative services to the Fund and receives an annual fee equal to .175% of the Fund's average daily net assets.
       The Fund assumes and pays certain other expenses, including, but not limited to, shareholder accounting fees, registration and directors' fees. These expenses are either directly attributable to the Fund or are allocated based on the ratio of the net assets of the Fund to the combined net assets of the thirteen Hartford Mutual Funds. Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                1996      1995      1994      1993      1992
                                                              --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................     0.04      0.04      0.03      0.02      0.02
                                                              --------  --------  --------  --------  --------
Total income from investment operations.....................     0.04      0.04      0.03      0.02      0.02
LESS DISTRIBUTIONS:
  Dividends from net investment income......................    (0.04)    (0.04)    (0.03)    (0.02)    (0.02)
                                                              --------  --------  --------  --------  --------
Total distributions.........................................    (0.04)    (0.04)    (0.03)    (0.02)    (0.02)
                                                              --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD..............................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                              --------  --------  --------  --------  --------
                                                              --------  --------  --------  --------  --------
TOTAL RETURN................................................     3.93 %    4.52 %    2.77 %    1.88 %    2.47 %
                                                              --------  --------  --------  --------  --------
                                                              --------  --------  --------  --------  --------
Net assets, end of period...................................  $11,381   $12,089   $11,684   $11,504   $13,483
Ratio of expenses to average net assets.....................     1.59 %    1.59 %    1.61 %    1.54 %    1.63 %
Ratio of net investment income to average net assets........     3.88 %    4.43 %    2.72 %    1.82 %    2.44 %

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
HARTFORD MONEY MARKET FUND, INC.:

 We have audited the accompanying statement of net assets of Hartford Money Market Fund, Inc. (a Maryland corporation) as of December 31, 1996, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Money Market Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five yeras in the period then ended in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 14, 1997                                           Arthur Andersen LLP

HARTFORD MONEY MARKET FUND, INC.
                                   BULK RATE
P.O. BOX 2999
                                  U.S. POSTAGE
HARTFORD, CT 06104-2999
                                      PAID
                                  PERMIT NO. 1
                                  HARTFORD, CT

--------------------------------------------------------------------------------

DIRECTORS OF THE FUNDS:

    JOSEPH A. BIERNAT - Director
    JOSEPH H. GAREAU - Director/President
    GOVERNOR WILLIAM A. O'NEILL - Director
    MILLARD H. PRYOR, JR. - Director
    LOWNDES A. SMITH - Director/Chairman
    JOHN K. SPRINGER - Director
    WINIFRED E. COLEMAN - Director

CUSTODIAN:
    State Street Bank and Trust Company
    P.O. Box 1912
    Boston, MA 02107

TRANSFER AGENT:
    State Street Bank and Trust Company
    P.O. Box 1912
    Boston, MA 02107

INVESTMENT ADVISER:
    The Hartford Investment Management Company (HIMCO)
    Hartford Plaza
    Hartford, CT 06115

PRINCIPAL UNDERWRITER:
    Hartford Equity Sales Company, Inc. (HESCO)
    Hartford Plaza
    Hartford, CT 06115

    Hartford Securities Distribution Company, Inc. (HSD)
    Hartford Plaza
    Hartford, CT 06115

INDEPENDENT PUBLIC ACCOUNTANTS:
    Arthur Andersen LLP
    One Financial Plaza
    Hartford, CT 06103

HV-1766-25 Printed in U.S.A.